SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CERO THERAPEUTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

CERO THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Haskins Way, Suite 230, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 407-2376

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CERO	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of common stock	CEROW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 10, 2024, CERo Therapeutics Holdings, Inc. (the “Company”) announced that its special meeting of stockholders (the “Special Meeting”) was postponed to 10:00 a.m. Eastern Time on September 19, 2024.

On September 18, 2024, the Company announced that its special meeting of stockholders (the “Special Meeting”) will be further postponed from its scheduled time of 10:00 a.m. Eastern Time on September 19, 2024 to 10:00 a.m. Eastern Time on September 26, 2024. The Special Meeting will continue to be held virtually at www.cstproxy.com/cero/2024. There will be no change in the record date for the Special Meeting, which was August 26, 2024.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the record date can vote, even if they have subsequently sold their shares. Any stockholders who wish to change their vote and need assistance should contact Advantage Proxy, Inc. at 1-877-870-8565, or ksmith@advantageproxy.com.

Participants in the Solicitation

The Company, and its respective directors and executive officers, and other members of their management and employees, under the rules of the Securities and Exchange Commission (“SEC”), may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the items of business at the Special Meeting. Information about the directors and executive officers of the Company is set forth in the Company’s Definitive Proxy Statement on Schedule 14A relating to the Special Meeting of Stockholders, filed with the SEC on August 26, 2024 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 2, 2024 and in the Company’s other filings with the SEC. Additional information regarding the identity of all potential participants in the solicitation of proxies to the Company’s stockholders in connection with the Special Meeting and other matters to be voted upon at the Special Meeting, and their direct and indirect interests, by security holdings or otherwise, is included in the Company’s Definitive Proxy Statement on Schedule 14A relating to the Special Meeting of Stockholders, filed with the SEC on August 26, 2024.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and other related materials may contain a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the date, time and place of the Company’s postponed Special Meeting. Forward-looking statements can be identified by terms such as “will,” “intent,” “expect,” “plan,” “potential,” “would” or similar expressions and the negative of those terms. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Although the Company believes that such statements are based on reasonable assumptions, forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not rely on these forward-looking statements as predictions of future events. These risks and uncertainties include, among others: outcomes of the Company’s planned clinical trials and studies may not be favorable; that one or more of the Company’s product candidate programs will not proceed as planned for technical, scientific or commercial reasons; availability and timing of results from preclinical studies and clinical trials; uncertainty about regulatory approval to conduct clinical trials or to market a products; uncertainties regarding intellection property protection; and those risk and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, filed on April 2, 2024, and in any other filings made by the Company with the SEC, which are available at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K, other than to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2024	CERO THERAPEUTICS HOLDINGS, INC.

	By:	/s/ Brian G. Atwood
	Name:	Brian G. Atwood
	Title:	Chief Executive Officer

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